EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS REQUIRED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Steinway Musical Instruments, Inc. (the “Company”) for the fiscal period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dana D. Messina, Chief Executive Officer of the Company, certify that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dana D. Messina

President and Chief Executive Officer
(Principal Executive Officer)

November 9, 2009